UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

 Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

April 30, 2018
Date of Report (Date of earliest event reported)

The Boeing Company
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Boeing Company held its Annual Meeting of Shareholders on April 30, 2018. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert A. Bradway	400,987,639	4,577,791	3,178,084	111,358,802
David L. Calhoun	391,745,908	11,127,612	5,869,994	111,358,802
Arthur D. Collins Jr.	396,256,574	9,296,649	3,190,291	111,358,802
Kenneth M. Duberstein	392,713,450	12,947,525	3,082,539	111,358,802
Edmund P. Giambastiani Jr.	401,042,753	4,581,978	3,118,783	111,358,802
Lynn J. Good	401,370,172	4,495,247	2,878,095	111,358,802
Lawrence W. Kellner	401,348,462	4,330,922	3,064,130	111,358,802
Caroline B. Kennedy	397,973,619	7,748,717	3,021,178	111,358,802
Edward M. Liddy	397,426,594	8,126,716	3,190,204	111,358,802
Dennis A. Muilenburg	397,539,872	5,666,312	5,537,330	111,358,802
Susan C. Schwab	398,067,720	7,864,218	2,811,576	111,358,802
Ronald A. Williams	399,269,481	6,387,731	3,086,302	111,358,802
Mike S. Zafirovski	393,895,294	11,496,061	3,352,159	111,358,802

2. Approve, on an Advisory Basis, Named Executive Officer Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
379,186,049	24,724,594	4,832,871	111,358,802

3. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2018:

FOR	AGAINST	ABSTAIN
504,297,406	12,841,798	2,963,112

5. Shareholder Proposal - Additional Report on Lobbying Activities:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
96,831,907	300,353,428	11,558,179	111,358,802

6. Shareholder Proposal - Reduce Threshold to call Special Shareholder Meetings from 25% to 10%:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
151,014,655	253,555,490	4,173,369	111,358,802

7. Shareholder Proposal - Independent Board Chairman:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
101,857,980	302,453,086	4,432,448	111,358,802

8. Shareholder Proposal - Require Shareholder Approval to Increase the Size of the Board to More than 14:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,312,209	373,523,790	3,907,515	111,358,802

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By: /s/ Grant M. Dixton
Grant M. Dixton
Vice President, Deputy General Counsel
and Corporate Secretary

Dated: May 1, 2018